                                                                    EXHIBIT 10.2


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


        THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of October 26, 2001, by and among VERIDIAN CORPORATION, a Delaware corporation, as Borrower, the Lenders party to the Credit Agreement referred to below, and FIRST UNION NATIONAL BANK, a national banking association, as Administrative Agent for the Lenders.

                              STATEMENT OF PURPOSE

        Pursuant to the Amended and Restated Credit Agreement, dated as of September 14, 2000 (as may be further amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, the Lenders, HELLER FINANCIAL, INC., as Documentation Agent, BANK OF AMERICA, N.A., as Syndication Agent, and the Administrative Agent, the Lenders have agreed to make, and have made, certain Loans to the Borrower.

        The Borrower has requested that the Administrative Agent, the Documentation Agent, the Syndication Agent and the Required Lenders agree to make certain changes to the Credit Agreement. Subject to the terms and conditions set forth herein, the Administrative Agent, the Documentation Agent, the Syndication Agent and the Required Lenders are willing to agree to such amendments.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

        SECTION 1. Definitions. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

        SECTION 2.     Amendments.

        (a)    Section 1.1 Definitions. The definition of EBITDA set forth in
Section 1.1 of the Credit Agreement is hereby amended by deleting such definition and substituting the following new definition of EBITDA in lieu thereof:

               "EBITDA" means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Restricted Subsidiaries in accordance with GAAP: (a) Net Income for such period plus (b) the sum of the following to the extent deducted in determining Net Income: (i) the amount of Interest Expense paid in cash or payable in cash and accrued during such period,
        (ii) the amount of Income Tax Expense, calculated without taking into account any extraordinary items during such period, (iii) the amount of amortization and depreciation expense for such period and (iv) non-cash losses realized on the sale of assets during such period, calculated without taking into account any extraordinary items less (c) interest income and any cash or non-cash gains realized on the sale of assets during such period; provided that EBITDA shall be adjusted on a pro forma basis for the following:

               (1) any Permitted Acquisition or divestiture (including pro forma expense and cost-reductions calculated on a basis consistent with Regulation S-X of the U.S. Securities and Exchange Commission, and any other adjustments relating to any such Permitted Acquisition or divestiture approved by the Administrative Agent for the four (4) consecutive fiscal quarters immediately preceding such Permitted Acquisition or divestiture) (any of the foregoing pro forma adjustments, "Permitted Acquisition Adjustments"); and

               (2) any other adjustments approved by the Administrative Agent and set forth on Schedule 1A to the financial certificate delivered pursuant to Section 6.2(e)(ii), as updated from time to time pursuant to Section 8.1(a) (any of the foregoing pro forma adjustments, the "EBITDA Adjustment").

        (b) Applicable Margin. Section 5.1(c) of the Credit Agreement is hereby amended by deleting such Section 5.1(c) in its entirety and substituting in lieu thereof the following:

               (c) Applicable Margin. The applicable margin per annum provided for in Section 5.1(a) with respect to any Loan (the "Applicable Margin") shall be based upon the table set forth below and shall be determined and adjusted quarterly on the date (each a "Calculation Date") ten (10) Business Days after the date by which the Borrower is required to provide an Officer's Compliance Certificate for the most recently ended fiscal quarter of the Borrower; provided, however, that if the Borrower fails to provide the Officer's Compliance Certificate as required by
        Section 8.2 for the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, the Applicable Margin from such Calculation Date shall be based on Pricing Level I (as shown below) until such time as an appropriate Officer's Compliance Certificate is provided, at which time the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date. The Applicable Margin shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Margin shall be applicable to all Advances then existing or subsequently made or issued.

---------------------------------------------------------------------------------------------------------------
                                              LIBOR FOR       BASE RATE FOR
                           TOTAL              REVOLVING         REVOLVING        LIBOR FOR      BASE RATE FOR
  PRICING LEVEL        LEVERAGE RATIO      CREDIT FACILITY   CREDIT FACILITY     TERM LOAN        TERM LOAN
---------------------------------------------------------------------------------------------------------------
     Level I       Greater than or equal        3.50%             2.25%            4.00%            2.75%
                       to 4.5 to 1.0
---------------------------------------------------------------------------------------------------------------
    Level II        Less than 4.5 to 1.0,       3.25%             2.00%            3.75%            2.50%
                    but greater than or
                    equal to 4.0 to 1.0
---------------------------------------------------------------------------------------------------------------
    Level III      Less than 4.0 to 1.0,        3.00%             1.75%            3.75%            2.50%
                    but greater than or
                    equal to 3.5 to 1.0
---------------------------------------------------------------------------------------------------------------
    Level IV       Less than 3.5 to 1.0,        2.75%             1.50%            3.75%            2.50%
                    but greater than or
                    equal to 3.0 to 1.0
---------------------------------------------------------------------------------------------------------------
     Level V        Less than 3.0 to 1.0        2.50%             1.25%            3.75%            2.50%

---------------------------------------------------------------------------------------------------------------


        (c) Use of Proceeds. Section 9.12 of the Credit Agreement is hereby amended by deleting clause (ii) of the proviso in its entirety and substituting in lieu thereof "(ii) such Initial Commercial Business Investment shall be consummated no later than December 31, 2002."

        (d) Financial Covenants. The applicable financial covenant levels for the following financial covenants shall be amended as follows for the corresponding periods set forth below:

               (i) Senior Leverage Ratio. Section 10.1 of the Credit Agreement is hereby amended by deleting the time periods and ratios set forth therein (in each case only to the extent covered by the time periods and ratios set forth below) and substituting in lieu thereof the following:

               October 1, 2001 to December 31, 2001                     3.00 to 1.00
               January 1, 2002 to June 30, 2002                         2.75 to 1.00
               July 1, 2002 to December 31, 2002                        2.50 to 1.00
               January 1, 2003 to June 30, 2003                         2.35 to 1.00
               July 1, 2003 to September 30, 2003                       2.25 to 1.00
               October 1, 2003 to December 31, 2003                     2.00 to 1.00
               Thereafter                                               1.75 to 1.00

               (ii) Total Leverage Ratio. Section 10.2 of the Credit Agreement is hereby amended by deleting the time periods and ratios set forth therein (in each case only to the extent covered by the time periods and ratios set forth below) and substituting in lieu thereof the following:

               October 1, 2001 to December 31, 2001                     4.60 to 1.00
               January 1, 2002 to March 31, 2002                        4.30 to 1.00
               April 1, 2002 to June 30, 2002                           4.25 to 1.00
               July 1, 2002 to December 31, 2002                        4.00 to 1.00
               January 1, 2003 to June 30, 2003                         3.85 to 1.00
               July 1, 2003 to September 30, 2003                       3.75 to 1.00

               October 1, 2003 to December 31, 2003                     3.50 to 1.00
               Thereafter                                               3.25 to 1.00

               (iii) Interest Coverage Ratio. Section 10.3 of the Credit Agreement is hereby amended by deleting the time periods and ratios set forth therein (in each case only to the extent covered by the time periods and ratios set forth below) and substituting in lieu thereof the following:

               October 1, 2001 to December 31, 2001                     1.80 to 1.00
               January 1, 2002 to December 31, 2002                     2.00 to 1.00
               January 1, 2003 to September 30, 2003                    2.25 to 1.00
               Thereafter                                               2.50 to 1.00

               (iv) Capital Expenditures. Section 10.4 of the Credit Agreement is hereby amended by deleting the time periods and amounts set forth therein (in each case only to the extent covered by the time periods and amounts set forth below) and substituting in lieu thereof the following:

               Fiscal Year 2001                                         $16,500,000
               Fiscal Year 2002                                         $18,000,000
               Fiscal Year 2003                                         $20,000,000
               Fiscal Year 2004                                         $22,000,000
               Fiscal Year 2005                                         $24,000,000
               Fiscal Year 2006                                         $24,000,000


               (v) Minimum EBITDA. Section 10.5 of the Credit Agreement is hereby deleted in its entirety and the following new Section 10.5 substituted in lieu thereof:

                       SECTION 10.5 Minimum EBITDA. As of any fiscal quarter
               end, permit EBITDA for the four (4) consecutive fiscal quarters ending on such date to be less than the sum of (a) an amount equal to eighty percent (80%) of the aggregate amount of all Permitted Acquisition Adjustments during the term hereof plus (b) the corresponding amount set forth below:

               Closing Date to June 30, 2001                            $53,000,000
               July 1, 2001 to September 30, 2001                       $54,000,000
               October 1, 2001 to December 31, 2001                     $54,500,000
               January 1, 2002 to March 31, 2002                        $55,000,000
               April 1, 2002 to June 30, 2002                           $56,000,000
               July 1, 2002 to September 30, 2002                       $57,500,000
               October 1, 2002 to December 31, 2002                     $58,500,000
               January 1, 2003 to June 30, 2003                         $60,000,000
               July 1, 2003 to March 31, 2004                           $62,500,000
               Thereafter                                               $65,000,000

               (vi) Working Capital Liquidity Ratio. Section 10.6 of the Credit Agreement is hereby amended by deleting the time periods and ratios(in each case only to the extent covered by the time periods and ratios set forth below) set forth therein and substituting in lieu thereof the following:

               September 1, 2001 to December 31, 2001                   1.05 to 1.00
               January 1, 2002 to March 31, 2002                        1.10 to 1.00
               April 1, 2002 to September 30, 2002                      1.15 to 1.00
               October 1, 2002 to December 31, 2002                     1.20 to 1.00
               January 1, 2003 to March 31, 2003                        1.25 to 1.00
               April 1, 2003 to September 30, 2003                      1.30 to 1.00
               October 1, 2003 to December 31, 2003                     1.35 to 1.00
               January 1, 2004 to December 31, 2004                     1.50 to 1.00
               January 1, 2005 to December 31, 2005                     1.65 to 1.00
               Thereafter                                               1.75 to 1.00

        (d) Schedule 7.1(c). Schedule 7.1(c) of the Credit Agreement is hereby replaced by the revised version of Schedule 7.1(c) attached hereto. Upon the Effective Date, the amendments set forth in this Section 2(d) shall be deemed to be effective as of Closing Date of the Credit Agreement.

        SECTION 3.     Waivers of the Credit Agreement and Loan Documents.

        (a) The Required Lenders hereby waive any Default or Event of Default arising from the breach of Section 10.1 and Section 10.2 of the Credit Agreement solely with respect to the fiscal quarter ending September 30, 2001.

        (b) The Required Lenders hereby waive any Default or Event of Default arising from the breach of Section 10.6 of the Credit Agreement solely with respect to the calendar months ending April 30, 2001 and August 31, 2001.

        (c) The Required Lenders hereby waive any Default or Event of Default arising from the breach of Section 5.29 of the Subordinated Note Agreement.

        SECTION 4. Effectiveness. This Amendment shall become effective on the date (such date, the "Effective Date") hereof, upon the satisfaction of the following conditions:

        (a) This Amendment shall have been duly authorized, executed and delivered to the Administrative Agent by the Borrower and the Required Lenders.

        (b) The Borrower shall have delivered to the Administrative Agent an amendment and consent executed by the Borrower and the Required Holders under the Subordinated Note Agreement, in form and substance satisfactory to the Administrative Agent, providing (a) an extension of the time period for the Initial Commercial Business Investment to December 31, 2002 in the definition of "Permitted Investments" set forth in the Subordinated Note Agreement, (b) consent to the amendments to Section 10.4 and Section 10.5 of the Credit Agreement contained herein notwithstanding the provisions of Section 5.22 of the Subordinated Note Agreement, and (c) waiver of any default or event of default arising from the breach of Section 5.29 of the Subordinated Note Agreement.

        (c) Receipt by the Administrative Agent of (i) an amendment fee equal to $247,656, for the account of the Lenders that execute the Amendment, on a pro rata basis in accordance with their Commitment Percentages, (ii) the fees and expenses of the Administrative Agent incurred in connection with the preparation and execution of this Amendment and (iii) the fees set forth in the separate fee letter agreement executed by the Borrower and the Administrative Agent dated October 8, 2001, payable to the Administrative Agent, for its account.

        SECTION 5. Payment of Amendment Fee. In addition to the fees set forth in Section 4, the Borrower agrees to pay to the Administrative Agent, for the account of the Lenders that execute the Amendment, on a pro rata basis in accordance with their Commitment Percentages, an additional amendment fee (the "Amendment Fee") equal to $495,313, which shall be due and payable on March 31, 2002, if either (a) the Lenders do not approve a proposed sale of Veridian Engineering, Inc., such approval not to be unreasonably withheld, or (b) the Borrower (or any Subsidiary thereof) has not received substantially all of the net cash proceeds from the sale of Veridian Engineering, Inc. by March 31, 2002. The entire amount of the Amendment Fee shall be deemed fully earned and non-refundable upon the closing of this Amendment.

        SECTION 6.     Representations and Warranties.

        (a) The Borrower hereby confirms that the representations and warranties contained in Article VII of the Credit Agreement are true and correct as of the Effective Date with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

        (b) The aggregate amount of the Commercial Business Investment made as of the Effective Date is $5,547,217.

        SECTION 7. Limited Amendment. Except as expressly waived or amended herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed
(a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or
(b) to prejudice any other right or remedies which the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified.

        SECTION 8. Fees and Expenses. The Borrower hereby agrees to pay on demand (a) to the Administrative Agent, for the benefit of each other Lender, all out-of-pocket expenses of such Lender in connection with the preparation, execution and delivery of this Amendment, whenever the same shall be executed and delivered (other than legal fees and expenses) and (b) to the Administrative Agent all out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and disbursements of counsel for the Administrative Agent.

        SECTION 9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        SECTION 10. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.


                            [Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal by their respective duly authorized officers as of the date first above written.

                                            BORROWER:

[CORPORATE SEAL]                            VERIDIAN CORPORATION, as Borrower


                                            By: /s/ James P. Allen
                                                --------------------------------
                                            Name: JAMES P. ALLEN
                                                  ------------------------------
                                            Title: SENIOR VICE PRESIDENT & CEO
                                                   -----------------------------


                           [Signature Pages Continue]




                                                                      2007291.05
                                                                         LIB: CH
[First Amendment to Amended and Restated Credit Agreement -Veridian Corporation]

                                        LENDERS:

                                        FIRST UNION NATIONAL BANK, as
                                        Administrative Agent and Lender


                                        By: /s/ Scott Santa Cruz
                                            ------------------------------------

                                        Name: SCOTT SANTA CRUZ
                                            ------------------------------------

                                        Title: SVP
                                            ------------------------------------


                           [Signature Pages Continue]



[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                        BANK OF AMERICA, N.A.,
                                        as Syndication Agent and as a Lender

                                        By: /s/ Michael J. Landin
                                            ------------------------------------

                                        Name: Michael J. Landin
                                              ----------------------------------

                                        Title: Senior Vice President
                                               ---------------------------------


                           [Signature Pages Continue]

                                        IBM CREDIT CORPORATION, as Lender


                                        By: /s/ Thomas S. Curcio
                                           -----------------------------------
                                        Name:   THOMAS S. CURCIO
                                             ---------------------------------
                                        Title:  MANAGER OF CREDIT
                                              --------------------------------

                           [Signature Pages Continue]


[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                        SIEMENS FINANCIAL SERVICES, INC.
                                        as Lender


                                        By: /s/ Frank Amodio
                                            ----------------------------
                                        Name:    Frank Amodio
                                            ----------------------------
                                        Title:   VP - Credit
                                            ----------------------------



                           [Signature Pages Continue]

                                        CHEVY CHASE BANK, as Lender


                                        By: /s/ Eric A. Pietras
                                           -----------------------------------
                                        Name:   Eric A. Pietras
                                             ---------------------------------
                                        Title:  Vice President
                                              --------------------------------




                           [Signature Pages Continue]

                                       HELLER FINANCIAL, INC.,
                                       as Documentation Agent and as Lender
                                       Heller Financial Asset Management LLC
                                       as Authorized Agent

                                       By: /s/ Sheila C. Weimer
                                           -----------------------------------
                                       Name: Sheila C. Weimer
                                             ---------------------------------
                                       Title: Vice President
                                             ---------------------------------

                           [Signature Pages Continue]


[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                        FRANKLIN FLOATING RATE TRUST, as Lender


                                        By: /s/ Chauncey Lufkin
                                           -----------------------------------
                                        Name:   Chauncey Lufkin
                                             ---------------------------------
                                        Title:  Vice President
                                              --------------------------------


                           [Signature Pages Continue]

                                        FRANKLIN FLOATING RATE MASTER
                                        SERIES, as Lender


                                        By: /s/ Chauncey Lufkin
                                           -----------------------------------
                                        Name:   Chauncey Lufkin
                                             ---------------------------------
                                        Title:  Vice President
                                              --------------------------------

                           [Signature Pages Continue]


[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                        FRANKLIN CLO I, LIMITED, as Lender


                                        By: /s/ Chauncey Lufkin
                                           -----------------------------------
                                        Name:   Chauncey Lufkin
                                             ---------------------------------
                                        Title:  Vice President
                                              --------------------------------

                           [Signature Pages Continue]


[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                             SRF 2000 LLC, as Lender



                                             By:    /s/ Ann E. Morris
                                                 ------------------------------
                                             Name:  ANN E. MORRIS
                                                   ----------------------------
                                             Title: ASST. VICE PRESIDENT
                                                    ---------------------------

                           [Signature Pages Continue]



[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                             LIBERTY-STEIN ROE ADVISOR FLOATING
                                             RATE ADVANTAGE FUND, by STEIN ROE &
                                             FARNHAM INCORPORATED, as Advisor
                                             as Lender


                                             By:    /s/ James R. Fellows
                                                 ------------------------------
                                             Name:  James R. Fellows
                                                   ----------------------------
                                             Title: Sr. Vice President &
                                                    ---------------------------
                                                    Portfolio Manager
                                                    ---------------------------


                           [Signature Pages Continue]











[First Amendment to Amended and Restated Credit Agreement - Veridian
Corporation]

                                             AVALON CAPITAL LTD. 2
                                             By: INVESCO Senior Secured
                                                 Management, Inc.
                                                 As Portfolio Advisor

                                             By:    /s/ Thomas H.B. Ewald
                                                 ------------------------------
                                             Name:  Thomas H.B. Ewald
                                                   ----------------------------
                                             Title: Authorized Signatory
                                                    ---------------------------


                           [Signature Pages Continue]











[First Amendment to Amended and Restated Credit Agreement - Veridian
Corporation]

                                             AERIES FINANCE-II LTD.
                                             By: INVESCO Senior Secured
                                                 Management, Inc.
                                                 As Sub-Managing Agent


                                             By:    /s/ Thomas H.B. Ewald
                                                 ------------------------------
                                             Name:  Thomas H.B. Ewald
                                                   ----------------------------
                                             Title: Authorized Signatory
                                                    ---------------------------


                           [Signature Pages Continue]











[First Amendment to Amended and Restated Credit Agreement - Veridian
Corporation]

                                 CERES II FINANCE LTD.
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Sub-Managing Agent (Financial)







                                 By:  /s/ Thomas H.B. Ewald
                                     ----------------------------
                                 Name:    Thomas H.B. Ewald
                                     ----------------------------
                                 Title:  Authorized Signatory
                                     ----------------------------



                           [Signature Pages Continue]










[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                            OASIS COLLATERALIZED HIGH INCOME PORTFOLIO-1, LTD.
                            By: INVESCO Senior Secured Management, Inc.
                                As Subadvisor



                            By:  /s/ Thomas H.B. Ewald
                                ----------------------------
                            Name:    Thomas H.B. Ewald
                                ----------------------------
                            Title:   Authorized Signatory
                                ----------------------------



                           [Signature Pages Continue]





[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                        KZH ING-1 LLC, as Lender


                                        By: /s/ Susan Lee
                                           -----------------------------------
                                        Name:   Susan Lee
                                             ---------------------------------
                                        Title:  Authorized Agent
                                              --------------------------------

                           [Signature Pages Continue]



[First Amendment to Amended and Restated Credit Agreement -
Veridian Corporation]

                                        KZH ING-2 LLC, as Lender


                                        By: /s/ Susan Lee
                                           -----------------------------------
                                        Name:   Susan Lee
                                             ---------------------------------
                                        Title:  Authorized Agent
                                              --------------------------------

                           [Signature Pages Continue]



[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                        KZH ING-3 LLC, as Lender


                                        By: /s/ Susan Lee
                                           -----------------------------------
                                        Name:   Susan Lee
                                             ---------------------------------
                                        Title:  Authorized Agent
                                              --------------------------------

                          [Signature Pages Continued]



[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                        KZH SHOSHONE LLC, as Lender


                                        By: /s/ Susan Lee
                                           -----------------------------------
                                        Name:   Susan Lee
                                             ---------------------------------
                                        Title:  Authorized Agent
                                              --------------------------------

                           [Signature Pages Continue]



[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                        NEMEAN CLO, LTD.

                                        By: ING Capital Advisors LLC.
                                            as Investment Manager


                                        By: /s/ Greg M. Masuda
                                           -----------------------------------
                                        Name:   Greg M. Masuda CFA
                                             ---------------------------------
                                        Title:  Vice President
                                              --------------------------------

                                        VAN KAMPEN
                                        PRIME RATE INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.


                                        By: /s/ Darvin D. Pierce
                                           -----------------------------------
                                        Name:   Darvin D. Pierce
                                             ---------------------------------
                                        Title:  Executive Director
                                              --------------------------------

                           [Signature Pages Continue]



[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                        VAN KAMPEN CLO I, LIMITED
                                        BY: VAN KAMPEN MANAGEMENT INC.,
                                        As Collateral Manager


                                        By: /s/ Darvin D. Pierce
                                           -----------------------------------
                                        Name:   Darvin D. Pierce
                                             ---------------------------------
                                        Title:  Executive Director
                                              --------------------------------

                           [Signature Pages Continue]



[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                        VAN KAMPEN
                                        SENIOR FLOATING RATE FUND
                                        By: Van Kampen Investment Advisory Corp.

                                        By: /s/ Darvin D. Pierce
                                            ------------------------------------

                                        Name: DARVIN D. PIERCE
                                              ----------------------------------

                                        Title: EXECUTIVE DIRECTOR
                                               ---------------------------------


                           [Signature Pages Continue]


[First Amendment to Amended and Restated Credit Agreement -- Veridian
Corporation]

                                        VAN KAMPEN CLO II, LIMITED
                                        BY: VAN KAMPEN MANAGEMENT INC.,
                                        As Collateral Manager


                                        By:    /s/ Darvin D. Pierce
                                            ---------------------------------
                                        Name:  DARVIN D. PIERCE
                                              -------------------------------
                                        Title: EXECUTIVE DIRECTOR
                                               ------------------------------



                           [Signature Pages Continue]





















[First Amendment to Amended and Restated Credit Agreement - Veridian
Corporation]

                                        OPPENHEIMER SENIOR FLOATING RATE
                                        FUND, as Lender

                                        By: /s/ David Foxhoven
                                            ------------------------------------

                                        Name: David Foxhoven
                                              ----------------------------------

                                        Title: A.V.P.
                                               ---------------------------------


                           [Signature Pages Continue]


[First Amendment to Amended and Restated Credit Agreement -- Veridian
Corporation]

                                       HARBOR VIEW CDO II, LTD., as Lender


                                       By: /s/ David Foxhoven
                                           -----------------------------------
                                       Name:   David Foxhoven
                                             ---------------------------------
                                       Title:  A.V.P.
                                             ---------------------------------

                           [Signature Pages Continue]


[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                       Sankaty Advisors, LLC as Collateral
                                       Manager for Great Point CLO 1999-1
                                       LTD., as Term Lender

                                       By: /s/ Diane J. Exter
                                           -----------------------------------
                                       Name: DIANE J. EXTER
                                             ---------------------------------
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER
                                             ---------------------------------

                           [Signature Pages Continue]


[First Amendment to be Amended and Restated Credit Agreement -- Veridian Corporation]

                                           SANKATY HIGH YIELD PARTNERS II, L.P.,



                                           By:    /s/ Diane J. Exter
                                               ------------------------------
                                           Name:  DIANE J. EXTER
                                                 ----------------------------
                                           Title: MANAGING DIRECTOR
                                                  PORTFOLIO MANAGER
                                                  ---------------------------

                           {Signature Pages Continue)











[First Amendment to Amended and Restated Credit Agreement - Veridian
Corporation]

                                          SANKATY HIGH YIELD ASSET PARTNERS L.P.



                                          By:    /s/ Diane J. Exter
                                              ------------------------------
                                          Name:  DIANE J. EXTER
                                                ----------------------------
                                          Title: MANAGING DIRECTOR
                                                 PORTFOLIO MANAGER
                                                 ---------------------------

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[First Amendment to Amended and Restated Credit Agreement - Veridian
Corporation]

                                        STEIN ROE FLOATING RATE LIMITED
                                        LIABILITY COMPANY, as Lender


                                        By:    /s/ James R. Fellows
                                             -----------------------------
                                        Name:  James R. Fellows
                                              ----------------------------
                                        Title: Senior Vice President
                                               ---------------------------

                                               Stein Roe & Farnham Incorporated,
                                               as Advisor to the Stein Roe
                                               Floating Rate
                                               Limited Liability Company


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[First Amendment to Amended and Restated Credit Agreement - Veridian
Corporation]

                                     CHANCELLOR/TRITON CBO, LIMITED
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Collateral Manager

                                     By: /s/ Thomas H. R. Ewald
                                         -----------------------------------
                                     Name: Thomas H. R. Ewald
                                           ---------------------------------
                                     Title: Authorized Signatory
                                           ---------------------------------

                           [Signature Pages Continue]


[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                        THE TORONTO DOMINION BANK, as
                                        Lender


                                        By: /s/ Dana Schwalie
                                           -----------------------------------
                                        Name:   Dana Schwalie
                                             ---------------------------------
                                        Title:  Manager, Credit Administration
                                              --------------------------------

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[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                   DIVERSIFIED CREDIT PORTFOLIO LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         as Investment Adviser


                                   By: /s/ Thomas H. B. Ewald
                                      -----------------------------------
                                   Name:   Thomas H. B. Ewald
                                        ---------------------------------
                                   Title:  Authorized Signatory
                                         --------------------------------

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[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                   CHARTER VIEW PORTFOLIO
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Investment Advisor


                                   By: /s/ Thomas H. B. Ewald
                                      -----------------------------------
                                   Name:   Thomas H. B. Ewald
                                        ---------------------------------
                                   Title:  Authorized Signatory
                                         --------------------------------

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[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                   Sankaty Advisors, LLC, as Collateral
                                   Managers for Brant Point II CBO 2000-1
                                   LTD., as Term Lender


                                   By: /s/ Diane J. Exter
                                      -----------------------------------
                                   Name:   Diane J. Exter
                                        ---------------------------------
                                   Title:  Managing Director
                                           Portfolio Manager
                                         --------------------------------

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[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                        Sankaty Advisors, Inc., as Collateral
                                        Manager for Brant Point CBO
                                        1999-1 LTD., as Term Lender



                                        By: /s/ Diane J. Exter
                                           -------------------------------------
                                        Name: DIANE J. EXTER
                                             -----------------------------------
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER
                                              ----------------------------------




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[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                     AVALON CAPITAL LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor



                                     By: /s/ Thomas H.B. Ewald
                                        -------------------------------------
                                     Name: Thomas H.B. Ewald
                                          -----------------------------------
                                     Title: Authorized Signatory
                                           ----------------------------------




[First Amendment to Amended and Restated Credit Agreement --
Veridian Corporation]

                                        ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                        BY ING Capital Advisors LLC,
                                           as Collateral Manager



                                        BY /s/ Greg M. Masuda
                                          --------------------------------------
                                        Name: Greg M. Masuda CFA
                                              ----------------------------------
                                        Title: Vice President

                                     AMARA-1 FINANCE, LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Sub-advisor



                                     By: /s/ Thomas H.B. Ewald
                                        ----------------------------------------
                                     Name: Thomas H.B. Ewald
                                          --------------------------------------
                                     Title: Authorized Signatory
                                           -------------------------------------



                          [Signature Pages Continued]


[First Amendment to Amended and Restated Credit Agreement--Veridian Corporation]

                                     AMARA 2 FINANCE, LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Sub-Advisor



                                     By: /s/ Thomas H.B. Ewald
                                        ----------------------------------------
                                     Name: Thomas H.B. Ewald
                                          --------------------------------------
                                     Title: Authorized Signatory
                                           -------------------------------------



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[First Amendment to Amended and Restated Credit Agreement --
Veridian Corporation]

                                     AIM FLOATING RATE FUND
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Attorney in fact



                                     By: /s/ Thomas H.B. Ewald
                                        ----------------------------------------
                                     Name: Thomas H.B. Ewald
                                          --------------------------------------
                                     Title: Authorized Signatory
                                           -------------------------------------



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[First Amendment to Amended and Restated Credit Agreement -- Veridian
Corporation]

                                       WHITNEY CASH FLOW FUND II, as Lender


                                       By: /s/ Michael B. DeFlorio
                                           -----------------------------------
                                       Name: Michael B. DeFlorio
                                             ---------------------------------
                                       Title: Managing Director
                                             ---------------------------------

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[First Amendment to be Amended and Restated Credit Agreement -- Veridian
Corporation]

                                       Sankaty High Yield Partners III, L.P.


                                       By: /s/ Diane J. Exter
                                           -----------------------------------
                                       Name: Diane J. Exter
                                             ---------------------------------
                                       Title: Managing Director
                                              Portfolio Manager
                                             ---------------------------------

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[First Amendment to Amended and Restated Credit Agreement -- Veridian
Corporation]

                                       HARBOUR TOWN FUNDING TRUST, as Lender


                                       By: /s/ Ann E. Morris
                                           -----------------------------------
                                       Name: Ann E. Morris
                                             ---------------------------------
                                       Title: Authorized Agent
                                             ---------------------------------

                           [Signature Pages Continue]


[First Amendment to Amended and Restated Credit Agreement -- Veridian
Corporation]